UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): October 16, 2006
Integrity Bancshares, Inc.
(Exact Name of Registrant as Specified in Charter)

Georgia	333-95335	58-2508612

(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)
11140 State Bridge Road, Alpharetta, Georgia 30022
(Address of Principal Executive Offices, including Zip Code)
(770) 777-0324
(Registrant’s Telephone Number, including Area Code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
     On October 19, 2006 Integrity Bancshares, Inc. (the “Registrant”) announced financial results for the quarter ended September 30, 2006. A copy of the press release announcing the Registrant’s results for the quarter ended September 30, 2006 is attached hereto as Exhibit 99.1.
     The information set forth above, including exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific references in such filings.

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
     On October 16, 2006 Alan K. Arnold resigned from his position as a director of the Registrant. Mr. Arnold’s resignation was for personal reasons. The Registrant appreciates Mr. Arnold’s valued contribution during his term as a director and wishes him well in his future endeavors.

Item 9.01.	Financial Statements and Exhibits.
(c) Exhibits.
99.1	Press Release of Registrant dated October 19, 2006

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 19, 2006	INTEGRITY BANCSHARES, INC.
	By:	/s/ Suzanne Long
Suzanne Long
Senior Vice President and CFO

Exhibit Index

Exhibit
Number	Description of Document

99.1	Press Release of Registrant dated October 19, 2006

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